EXHIBIT 32.2.5

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“Progress Energy Florida”) on Form 10-K for the period ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lynn J. Good, Executive Vice President and Chief Financial Officer of Progress Energy Florida, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Progress Energy Florida.

/s/ LYNN J. GOOD
Lynn J. Good Executive Vice President and Chief Financial Officer February 28, 2013